UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  September 27, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004 providing for the issuance of GSAMP
Trust 2004-SD1 Mortgage Pass-Through Certificates, Series 2004-SD1)
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


           Delaware                333-100818-47              13-6357101
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution
reported  to  the  holders  of  GSAMP  Trust  2004-SD1  Mortgage   Pass-Through
Certificates, Series 2004-SD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee.

     On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SD1
Mortgage Pass-Through Certificates, Series 2004-SD1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: October 1, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004




                             GSAMP Trust 2004-SD1
                         Statement to Certificateholders
                                 September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1      59,000,000.00    55,796,352.09       2,487,461.30     104,594.91    2,592,056.21        0.00        0.00     53,308,890.79
A2      24,132,000.00    22,821,653.70       1,017,413.83      41,107.50    1,058,521.33        0.00        0.00     21,804,239.87
A3      16,089,000.00    15,215,381.50         678,318.05      30,196.19      708,514.24        0.00        0.00     14,537,063.45
A4      43,000,000.00    38,330,275.92       3,625,791.04      71,150.57    3,696,941.61        0.00        0.00     34,704,484.88
A5      43,000,000.00    43,000,000.00               0.00      81,395.42       81,395.42        0.00        0.00     43,000,000.00
M1      27,210,000.00    27,210,000.00               0.00      58,240.74       58,240.74        0.00        0.00     27,210,000.00
M2      14,321,000.00    14,321,000.00               0.00      42,205.18       42,205.18        0.00        0.00     14,321,000.00
B1       4,774,000.00     4,774,000.00               0.00      20,196.01       20,196.01        0.00        0.00      4,774,000.00
B2       3,580,000.00     3,580,000.00               0.00      18,426.56       18,426.56        0.00        0.00      3,580,000.00
B3       3,581,000.00     3,581,000.00               0.00      18,431.71       18,431.71        0.00        0.00      3,581,000.00
P              100.00           100.00               0.00      67,343.97       67,343.97        0.00        0.00            100.00
R              100.00           100.00               0.00           0.00            0.00        0.00        0.00            100.00
TOTALS 238,687,200.00   228,629,863.21       7,808,984.22     553,288.76    8,362,272.98        0.00        0.00    220,820,878.99

X      238,687,302.97   229,702,845.58               0.00           0.00            0.00        0.00        0.00   222,800,248.40
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------------------------------------
A1       36242DAS2     945.70088288    42.16036102      1.77279508    43.93315610     903.54052186        A1         2.045000 %
A2       36242DAT0     945.70088265    42.16036093      1.70344356    43.86380449     903.54052171        A2         1.965000 %
A3       36242DAU7     945.70088259    42.16036112      1.87682205    44.03718317     903.54052147        A3         2.165000 %
A4       36242DAV5     891.40176558    84.32072186      1.65466442    85.97538628     807.08104372        A4         2.025000 %
A5       36242DAW3   1,000.00000000     0.00000000      1.89291674     1.89291674   1,000.00000000        A5         2.065000 %
M1       36242DAX1   1,000.00000000     0.00000000      2.14041676     2.14041676   1,000.00000000        M1         2.335000 %
M2       36242DAY9   1,000.00000000     0.00000000      2.94708330     2.94708330   1,000.00000000        M2         3.215000 %
B1       36242DAZ6   1,000.00000000     0.00000000      4.23041684     4.23041684   1,000.00000000        B1         4.615000 %
B2       36242DBA0   1,000.00000000     0.00000000      5.14708380     5.14708380   1,000.00000000        B2         5.615000 %
B3       36242DBB8   1,000.00000000     0.00000000      5.14708461     5.14708461   1,000.00000000        B3         5.615000 %
P        36242DBD4   1,000.00000000     0.00000000      ##########     ##########   1,000.00000000        P          0.000000 %
R        36242DBE2   1,000.00000000     0.00000000      0.00000000     0.00000000   1,000.00000000        R          0.000000 %
TOTALS                 957.86394583    32.71639292      2.31804956    35.03444248     925.14755291

X        36242DBC6     962.35888010     0.00000000      0.00000000     0.00000000     933.43988401        X          0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                    ---------------------------------------

Sec. 4.02(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                     197,624.88
                                        Principal Prepayment Amount                                                  6,704,972.30

Sec. 4.02(i)    Principal Prepayments

                                                        Payoffs in Full                                               6,680,592.35
                                                        Partial Principal Prepayments                                    24,379.95
                                                        Liquidation Proceeds                                                  0.00
Sec. 4.02(ii)   Interest Allocation
                                        Total                                                                           553,288.76
                                                        Unpaid Interest Paid                                                  0.00
                                                        Unpaid Interest Remaining                                             0.00
                                                        Basis Carry Forward Amount                                            0.00
                                                        Basis Carry Forward Amount Paid                                       0.00

Sec. 4.02(iii)  Payment Shortfall
                                        Class A1
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class A2
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class A3
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class A4
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class A5
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class M1
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class M2
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class B1
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class B2
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

                                        Class B3
                                                        Interest Shortfall                                                    0.00
                                                        Principal Shortfall                                                   0.00

Sec. 4.02(v)    Ending Pool Stated Principal Balance                                                               222,800,248.40

Sec. 4.02(vi)   Servicing Fees Paid                                                                                     95,709.52
Sec. 4.02(vi)   Master Servicing Fees Paid                                                                               2,871.29

Sec. 4.02(viii) Advances                                                                                                     0.00
                                        Current Period Advances                                                              0.00
                                        Outstanding Advances                                                                 0.00

Sec. 4.02(ix,xii)
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                               Group 1
                                                                                                         Principal
                                                Period                Number                Balance              Percentage
                                               0-30 days                   1,163           178,043,871.30                 79.91 %
                                               31-60 days                    191            24,345,309.32                 10.93 %
                                               61-90 days                     92            11,779,219.80                  5.29 %
                                               91+days                        76             8,631,847.97                  3.87 %
                                                Total                      1,522           222,800,248.39                100.00 %

                                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

                                        Market Value of REO Loans                                                             0.00

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Sec. 4.02(x)    12 Month Scheduled Payments
                1st Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                2nd Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                3rd Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                4th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                5th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                6th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                7th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                8th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                9th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                10th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                11th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

                12th Preceding Month
                                      Scheduled Monthly Payments on all Loans                                                 0.00
                                      Scheduled Monthly Payments on 60+ Day Delinquent Loans                                  0.00

Sec. 4.02(xi)   REO Loans                                                                                                     0.00

                                                                                                                                NO
Sec. 4.02(xiii) Trigger Event
Sec. 4.02(xiii) Balance of all 60+ Day Delinquent Loans                                                                       0.00

Sec. 4.02(xiv)  Excess Reserve Fund Account Balance                                                                           0.00

Sec. 4.02(xv)   Realized Losses
                                        Current Losses                                                                        0.00
                                        Cumulative Losses                                                                     0.00

Sec. 4.02(xvi)  Net Monthly Excess Cashflow                                                                                   0.00
                                        Applied Realized Losses Paid                                                          0.00
                                        Unpaid Interest Amounts Paid                                                          0.00

Sec. 4.02(xvii) Overcollateralization
                                        Overcollateralization Amount                                                  1,979,369.41
                                        Specified Overcollateralization Amount                                       11,815,021.50

Sec. 4.02(xxi)  Subsequent Recoveries                                                                                         0.00

                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.